UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2006

                    Central Hudson Gas & Electric Corporation
             (Exact name of Registrant as specified in its charter)

            New York                     1-3268                  14-0555980
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)

284 South Avenue, Poughkeepsie, New York                         12601-4879
(Address of principal executive offices)                         (Zip code)

                                 (845)-452-2000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On December 19, 2006, Central Hudson Gas & Electric Corporation (the "Company"), a wholly owned subsidiary of CH Energy Group, Inc., entered into an Amended and Restated Credit Agreement (the "Amended Credit Agreement") with the lenders named therein and JPMorgan Chase Bank, N.A., as arranger and administrative agent. The Amended Credit Agreement, which will become effective on January 2, 2007 (subject to satisfaction of certain closing conditions), extends the maturity date of the revolving credit facility provided under the Company's existing Credit Agreement to January 2, 2012, increases the existing commitments of the lenders under the facility by $50 million, to $125 million, and increases the ratio of consolidated total funded debt to total capitalization which the Company may not exceed to .65 to 1.00. A copy of the Amended Credit Agreement is filed herewith as Exhibit 1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described more fully under Item 1.01, on December 19, 2006, the Company entered into the Amended Credit Agreement, which extended the maturity of, and increased the maximum principal amount which the Company may borrow under, its existing unsecured revolving credit facility, which is a direct financial obligation of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is filed as an exhibit to this Form 8-K pursuant to
Item 6.01 of Regulation S-K:

      1 Amended and Restated Credit Agreement effective as of January 2, 2007 among the Company, the lenders named therein and JPMorgan Chase Bank, N.A., as arranger and administrative agent.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                CENTRAL HUDSON GAS & ELECTRIC
                                CORPORATION

Date: December 20, 2006         By: /s/ Christopher M. Capone
                                    -------------------------
                                    Name:  Christopher M. Capone
                                    Title: Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

1 Amended and Restated Credit Agreement effective as of January 2, 2007 among the Company, the lenders named therein and JPMorgan Chase Bank, N.A., as arranger and administrative agent.